Filed under Rule 497(e)

Registration No. 033-52742

SunAmerica Series Trust

SA Legg Mason Tactical Opportunities Portfolio

(the "Portfolio")

Supplement dated June 23, 2020, to the Prospectus

dated May 1, 2020, as supplemented and amended to date

QS Investors, LLC ("QS Investors"), an indirect wholly-owned subsidiary of Legg Mason, Inc. ("Legg Mason"), currently serves as subadviser to the Portfolio. Each of Brandywine Global Investment Management, LLC ("Brandywine"), ClearBridge Investments, LLC ("ClearBridge") and Western Asset Management Company ("Western Asset") currently serves as a sub-subadviser to the Portfolio. During the third quarter of 2020 (the "Effective Date"), Franklin Resources, Inc. ("Franklin") is expected to acquire Legg Mason (the "Transaction").

The change in control of Legg Mason resulting from the Transaction will constitute an "assignment" of the subadvisory agreement between SunAmerica Asset Management, LLC ("SunAmerica") and QS Investors with respect to the Portfolio (the "Prior Subadvisory Agreement"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In accordance with the 1940 Act, and pursuant to the terms of the Prior Subadvisory Agreement, the Prior Subadvisory Agreement will terminate upon its assignment. In addition, pursuant to the terms of the sub-subadvisory agreements between QS Investors and each of Brandywine, ClearBridge and Western Asset with respect to the Portfolio (the "Prior Sub- Subadvisory Agreements"), the Prior Sub-Subadvisory Agreements will terminate upon the termination of the Prior Subadvisory Agreement. Generally, an assignment triggers a requirement to obtain shareholder approval of a new subadvisory agreement; however, pursuant to the terms of an exemptive order granted by the Securities and Exchange Commission, SunAmerica is permitted, under certain conditions and subject to board approval, to enter into new subadvisory agreements with unaffiliated subadvisers without obtaining shareholder approval.

At an in-person meeting held on June 17, 2020, the Board of Trustees of SunAmerica Series Trust approved a new subadvisory agreement between SunAmerica and QS Investors (the "New Subadvisory Agreement") and new sub-subadvisory agreements between QS Investors and each of Brandywine, ClearBridge and Western Asset (the "New Sub-Subadvisory Agreements") with respect to the Portfolio, each of which will become effective on the Effective Date. No changes to the portfolio management teams or other key personnel who provide services to the Portfolio are anticipated as a result of the Transaction. The level and scope of services to be rendered by QS Investors, Brandywine, ClearBridge and Western Asset and the fees payable by SunAmerica to QS Investors under the New Subadvisory Agreement will also remain the same.

Shareholders of record as of the close of business on the Effective Date will receive a notice that explains how to access an Information Statement, which will include more information about the Transaction, the New Subadvisory Agreement and the New Sub-Subadvisory Agreements.

Upon the Effective Date, the following change to the Prospectus will become effective:

The third paragraph of the subsection entitled "Management – Information about the Subadvisers – QS Investors, LLC (QS Investors)" is deleted in its entirely and replaced with the following:

QS Investors compensates each of Brandywine, ClearBridge Investments, LLC ("ClearBridge") and Western Asset Management Company ("Western Asset"), the Portfolio's sub-subadvisers, out of the subadvisory fees that it receives from SunAmerica. Neither SunAmerica nor the Portfolio compensates the Portfolio's sub-subadvisers. Brandywine, ClearBridge and Western Asset are affiliates of QS Investors, which is an indirect wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments). SunAmerica may terminate the subadvisory agreement with QS Investors without shareholder approval.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.